                                                                    EXHIBIT 99.4

CASE NAME:      KEVCO GP, INC.                                     ACCRUAL BASIS

CASE NUMBER:    401-40786-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             ------

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001
                                      ------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                    TREASURER
----------------------------------------      ----------------------------------
Original Signature of Responsible Party                     Title


WILFORD W. SIMPSON                                     OCTOBER 29, 2001
----------------------------------------      ----------------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
----------------------------------------      ----------------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                     OCTOBER 29, 2001
----------------------------------------      ----------------------------------
Printed Name of Preparer                                    Date

CASE NAME:                   KEVCO GP, INC.                    ACCRUAL BASIS - 1

CASE NUMBER:                 401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED          MONTH               MONTH             MONTH
ASSETS                                                       AMOUNT            JUL-01              AUG-01            SEP-01
------                                                     -----------       -----------        -----------        -----------
1.       Unrestricted Cash
2.       Restricted Cash
3.       Total Cash                                                  0                 0                  0                  0
4.       Accounts Receivable (Net)
5.       Inventory
6.       Notes Receivable
7.       Prepaid Expenses
8.       Other (Attach List)                                         0                 0                  0                  0
9.       Total Current Assets                                        0                 0                  0                  0
10.      Property, Plant & Equipment
11.      Less: Accumulated Depreciation/Depletion
12.      Net Property, Plant & Equipment                             0                 0                  0                  0
13.      Due From Insiders
14.      Other Assets - Net of Amortization (Attach List)            0                 0                  0
15.      Other (Attach List)                                   360,837           360,837            360,837            360,837
16.      Total Assets                                          360,837           360,837            360,837            360,837

POST PETITION LIABILITIES

17.      Accounts Payable
18.      Taxes Payable
19.      Notes Payable
20.      Professional Fees
21.      Secured Debt
22.      Other (Attach List)                                                           0                  0                  0
23.      Total Post Petition Liabilities                                               0                  0                  0

PRE PETITION LIABILITIES

24.      Secured Debt (FOOTNOTE)                            75,885,064        15,071,491         14,930,296         15,365,448
25.      Priority Debt
26.      Unsecured Debt
27.      Other (Attach List)                               128,815,071       128,815,071        128,815,071        128,815,071
28.      Total Pre Petition Liabilities                    204,700,135       143,886,562        143,745,367        144,180,519
29.      Total Liabilities                                 204,700,135       143,886,562        143,745,367        144,180,519

EQUITY

30.      Pre Petition Owners' Equity                                        (204,339,298)      (204,339,298)      (204,339,298)
31.      Post Petition Cumulative Profit Or (Loss)
32.      Direct Charges To Equity (Attach
         Explanation) (FOOTNOTE)                                              60,813,573         60,954,768         60,519,616
33.      Total Equity                                                       (143,525,725)      (143,384,530)      (143,819,682)
34.      Total Liabilities and Equity                                            360,837            360,837            360,837

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

CASE NAME:      KEVCO GP, INC.                                 SUPPLEMENT TO

CASE NUMBER:    401-40786-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                       SCHEDULED         MONTH             MONTH            MONTH
ASSETS                                                   AMOUNT          JUL-01            AUG-01           SEP-01
------                                                -----------      -----------       -----------      -----------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                     0                0                 0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14                0                0                 0                0

A.      Investment in Subsidiaries                        360,837          360,837           360,837          360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                              360,837          360,837           360,837          360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES - LINE 22                                  0                 0                0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                      315,071          315,071           315,071          315,071
B.      10 3/8% Senior Sub. Notes                     105,000,000      105,000,000       105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes                    23,500,000       23,500,000        23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                 128,815,071      128,815,071       128,815,071      128,815,071

CASE NAME:      KEVCO GP, INC.                                ACCRUAL BASIS - 2

CASE NUMBER:    401-40786-BJH-11

INCOME STATEMENT

                                                               MONTH              MONTH              MONTH              QUARTER
REVENUES                                                       JUL-01             AUG-01             SEP-01              TOTAL
--------                                                       ------             ------             ------             -------
1.    Gross Revenues                                                                                                         0
2.    Less: Returns & Discounts                                                                                              0
3.    Net Revenue                                                   0                  0                  0                  0

COST OF GOODS SOLD

4.    Material                                                                                                               0
5.    Direct Labor                                                                                                           0
6.    Direct Overhead                                                                                                        0
7.    Total Cost Of Goods Sold                                      0                  0                  0                  0
8.    Gross Profit                                                  0                  0                  0                  0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                                         0
10.   Selling & Marketing                                                                                                    0
11.   General & Administrative                                                                                               0
12.   Rent & Lease                                                                                                           0
13.   Other (Attach List)                                                                                                    0
14.   Total Operating Expenses                                      0                  0                  0                  0
15.   Income Before Non-Operating
      Income & Expense                                              0                  0                  0                  0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                                        0
17.   Non-Operating Expense (Att List)                                                                                       0
18.   Interest Expense                                                                                                       0
19.   Depreciation / Depletion                                                                                               0
20.   Amortization                                                                                                           0
21.   Other (Attach List)                                                                                                    0
22.   Net Other Income & Expenses                                   0                  0                  0                  0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                      0
24.   U.S. Trustee Fees                                                                                                      0
25.   Other (Attach List)                                                                                                    0
26.   Total Reorganization Expenses                                 0                  0                  0                  0
27.   Income Tax                                                                                                             0
28.   Net Profit (Loss)                                             0                  0                  0                  0

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

CASE NAME:      KEVCO GP, INC.                                ACCRUAL BASIS - 3

CASE NUMBER:    401-40786-BJH-11

CASH RECEIPTS AND                                MONTH            MONTH            MONTH             QUARTER
DISBURSEMENTS                                    JUL-01           AUG-01           SEP-01             TOTAL
-----------------                                ------           ------           ------            -------
1.    Cash - Beginning Of Month

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                            0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                          0
4.    Post Petition                                                                                         0
5.    Total Operating Receipts                        0                0                0                   0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                  0                0                0                   0
7.    Sale of Assets                                                                                        0
8.    Other (Attach List)                                                                                   0
9.    Total Non-Operating Receipts                    0                0                0                   0
10.   Total Receipts                                  0                0                0                   0
11.   Total Cash Available                            0                0                0                   0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                           0
13.   Payroll Taxes Paid                                                                                    0
14.   Sales, Use & Other Taxes Paid                                                                         0
15.   Secured / Rental / Leases                                                                             0
16.   Utilities                                                                                             0
17.   Insurance                                                                                             0
18.   Inventory Purchases                                                                                   0
19.   Vehicle Expenses                                                                                      0
20.   Travel                                                                                                0
21.   Entertainment                                                                                         0
22.   Repairs & Maintenance                                                                                 0
23.   Supplies                                                                                              0
24.   Advertising                                                                                           0
25.   Other (Attach List)                             0                0                0                   0
26.   Total Operating Disbursements                   0                0                0                   0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                     0
28.   U.S. Trustee Fees                                                                                     0
29.   Other (Attach List)                             0                0                0                   0
30.   Total Reorganization Expenses                   0                0                0                   0
31.   Total Disbursements                             0                0                0                   0
32.   Net Cash Flow                                   0                0                0                   0
33.   Cash - End of Month                             0                0                0                   0

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

CASE NAME:      KEVCO GP, INC.                                ACCRUAL BASIS - 4

CASE NUMBER:    401-40786-BJH-11

                                           SCHEDULED           MONTH                MONTH                MONTH
ACCOUNTS RECEIVABLE AGING                    AMOUNT            JUL-01               AUG-01               SEP-01
-------------------------                  ---------          --------             --------             --------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                      0                0                    0                    0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                      0                0                    0                    0

AGING OF POST PETITION                             MONTH:    SEPTEMBER-01
TAXES AND PAYABLES                                        ---------------------

                                        0 - 30            31 - 60              61 - 90                91 +
TAXES PAYABLE                            DAYS               DAYS                 DAYS                 DAYS             TOTAL
-------------                          --------           --------             --------             --------           ------
1.   Federal                                                                                                                0
2.   State                                                                                                                  0
3.   Local                                                                                                                  0
4.   Other (Attach List)                      0                  0                    0                    0                0
5.   Total Taxes Payable                      0                  0                    0                    0                0
6.   Accounts Payable                                                                                                       0

                                                   MONTH:    SEPTEMBER-01
                                                          ---------------------
STATUS OF POST PETITION TAXES

                                       BEGINNING TAX             AMOUNT WITHHELD                                     ENDING TAX
FEDERAL                                  LIABILITY*               AND/OR ACCRUED             (AMOUNT PAID)            LIABILITY
-------                                -------------             ---------------             -------------           ----------
1.    Withholding **                                                                                                          0
2.    FICA - Employee **                                                                                                      0
3.    FICA - Employer **                                                                                                      0
4.    Unemployment                                                                                                            0
5.    Income                                                                                                                  0
6.    Other (Attach List)                          0                          0                          0                    0
7.    Total Federal Taxes                          0                          0                          0                    0

STATE AND LOCAL

8.    Withholding                                                                                                             0
9.    Sales                                                                                                                   0
10.   Excise                                                                                                                  0
11.   Unemployment                                                                                                            0
12.   Real Property                                                                                                           0
13.   Personal Property                                                                                                       0
14.   Other (Attach List)                          0                          0                          0                    0
15.   Total State And Local                        0                          0                          0                    0
16.   Total Taxes                                  0                          0                          0                    0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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

CASE NAME:      KEVCO GP, INC.                                ACCRUAL BASIS - 5

CASE NUMBER:    401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                  MONTH:      SEPTEMBER-01
                                                         ----------------------

BANK RECONCILIATIONS                           Account # 1             Account # 2
--------------------                           -----------             -----------
A.    BANK:                                                                                 Other Accounts           TOTAL
B.    ACCOUNT NUMBER:                                                                        (Attach List)
C.    PURPOSE (TYPE):
1.    Balance Per Bank Statement                                                                        0                0
2.    Add: Total Deposits Not Credited                                                                  0                0
3.    Subtract: Outstanding Checks                                                                      0                0
4.    Other Reconciling Items                                                                           0                0
5.    Month End Balance Per Books                        0                       0                      0                0
6.    Number of Last Check Written


INVESTMENT ACCOUNTS

                                                DATE OF                 TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE                INSTRUMENT           PURCHASE PRICE           CURRENT VALUE
---------------------------                    --------                ----------           --------------           -------------

7.
8.
9.
10.   (Attach List)                                                                                    0                       0
11.   Total Investments                                                                                0                       0

CASH

12.   Currency On Hand                                                                                                         0
13.   Total Cash - End of Month                                                                                                0

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

CASE NAME:      KEVCO GP, INC.                                ACCRUAL BASIS - 6

CASE NUMBER:    401-40786-BJH-11

                                                    MONTH:     SEPTEMBER-01
                                                           ---------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF              AMOUNT              TOTAL PAID
               NAME                     PAYMENT               PAID                TO DATE
               ----                     -------              ------              ----------
1.
2.
3.
4.
5.  (Attach List)                                                0                        0
6.  Total Payments To Insiders                                   0                        0

                                  PROFESSIONALS

                              DATE OF
                            COURT ORDER                                                               TOTAL
                            AUTHORIZING            AMOUNT            AMOUNT        TOTAL PAID        INCURRED
           NAME               PAYMENT             APPROVED            PAID          TO DATE          & UNPAID*
           ----             -----------           --------           ------        ----------        ---------
1.
2.
3.
4.
5.  (Attach List)                                       0                0                 0                 0
6.  Total Payments To
    Professionals                                       0                0                 0                 0

    *   Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                          SCHEDULED          AMOUNTS            TOTAL
                           MONTHLY            PAID             UNPAID
                          PAYMENTS           DURING             POST
    NAME OF CREDITOR         DUE             MONTH            PETITION
    ----------------      ---------          -------         ----------
1.  Bank of America                                0         15,365,448
2.
3.
4.
5.  (Attach List)                 0                0                  0
6.  TOTAL                         0                0         15,365,448

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

CASE NAME:      KEVCO GP, INC.                                ACCRUAL BASIS - 7

CASE NUMBER:    401-40786-BJH-11
                                                   MONTH:      SEPTEMBER-01
                                                          ---------------------
QUESTIONNAIRE

                                                                                    YES     NO
                                                                                    ---     --

1.   Have any Assets been sold or transferred outside the normal course of                   X
     business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in                   X
     possession account?

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from                  X
     related parties?

4.   Have any payments been made on Pre Petition Liabilities this reporting                  X
     period?

5.   Have any Post Petition Loans been received by the debtor from any party?                X

6.   Are any Post Petition Payroll Taxes past due?                                           X

7.   Are any Post Petition State or Federal Income Taxes past due?                           X

8.   Are any Post Petition Real Estate Taxes past due?                                       X

9.   Are any other Post Petition Taxes past due?                                             X

10.  Are any amounts owed to Post Petition creditors delinquent?                             X

11.  Have any Pre Petition Taxes been paid during the reporting period?                      X

12.  Are any wage payments past due?                                                         X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                    YES     NO
                                                                                    ---     --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                            X

2.   Are all premium payments paid current?                                          X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                                  INSTALLMENT PAYMENTS

    TYPE OF POLICY                     CARRIER                 PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
    --------------                     -------                 --------------             --------------------------
General Liability                   Liberty Mutual             9/1/00-3/1/02              Semi-Annual        $64,657

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

CASE NAME:      KEVCO GP, INC.                            FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40786-BJH-11                             ACCRUAL BASIS

                                                     MONTH:   SEPTEMBER-01
                                                            -------------------

ACCRUAL
BASIS
FORM
NUMBER             LINE NUMBER          FOOTNOTE/EXPLANATION
------             -----------          --------------------
1                     24                The direct charges to equity are due to
1                     32                the secured debt reductions pursuant to
                                        sales of Kevco Manufacturing, L.P.'s
                                        operating divisions, the asset sale of
                                        the South Region of Kevco Distribution
                                        as well as direct cash payments. The
                                        secured debt owed to Bank of America by
                                        Kevco, Inc. (Case No. 401-40783-BJH-11)
                                        has been guaranteed by all of its
                                        co-debtors (See Footnote 1,27A);
                                        therefore, the secured debt is reflected
                                        as a liability on all of the Kevco
                                        entities. The charge to equity is simply
                                        an adjustment to the balance sheet.

1                     24                In September, Liberty Mutual, Debtor's
                                        Workman's Compensation carrier, drew
                                        $300,000 on a letter of credit issued
                                        during 2000 as reflected on the
                                        financial statements of Kevco
                                        Management, Inc.

1                     27A               Intercompany payables are to co-debtors
                                        Kevco Management Co. (Case No.
                                        401-40788-BJH-11), Kevco Distribution,
                                        LP (Case No. 401-40789-BJH-11), Kevco
                                        Manufacturing, LP (Case No.
                                        401-40784-BJH-11), Kevco Holding, Inc.
                                        (Case No. 401-40785-BJH-11), Kevco, Inc.
                                        (Case No. 401-40783-BJH-11), DCM
                                        Delaware, Inc. (Case No.
                                        401-40787-BJH-11), and Kevco Components,
                                        Inc. (Case No. 401-40790-BJH-11).